BLACKROCK LARGE CAP SERIES FUNDS, INC.
BlackRock Large Cap Growth Retirement Portfolio
BlackRock Large Cap Value Retirement Portfolio
BlackRock Large Cap Core Retirement Portfolio

Supplement Dated July 15, 2008 to the
Prospectus Dated February 28, 2008

Effective July 15, 2008, the Prospectus is amended as set forth below:

The section entitled “Your Account — Pricing of Shares” beginning on page 14 of the Prospectus is revised as follows:

The row titled “Availability” in the table summarizing key features of the Class K shares appearing on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Availability	Available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Funds’ Distributors, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non-qualified plans that they sponsor.

The fourth paragraph appearing on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Eligible Class K share investors include (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Funds’ Distributors, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non-qualified plans that they sponsor (collectively, “Institutions”).

Code# RET-19076-0208-SUP